Exhibit 10.1


























                          PANAMERICAN BEVERAGES, INC.

                       EQUITY INCENTIVE PLAN, as amended

                        and restated as of May 4, 2001











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                          PANAMERICAN BEVERAGES, INC.
                             EQUITY INCENTIVE PLAN

                               Table of Contents

                                                                          Page
                                                                          ----

Section 1.  Background and Purpose                                         1
Section 2.  Definitions                                                    1
            (a)   Affiliate                                                1
            (b)   Award                                                    1
            (c)   Award Agreement                                          1
            (d)   Board                                                    2
            (e)   Code                                                     2
            (f)   Committee                                                2
            (g)   Common Stock                                             2
            (h)   Disability                                               2
            (i)   Early Retirement                                         2
            (j)   Employee                                                 2
            (k)   Fair Market Value                                        2
            (l)   Incentive Stock Option                                   3
            (m)   Nonqualified Stock                                       3
            (n)   Option or Stock Option                                   3
            (o)   Participant                                              3
            (p)   Restricted Stock                                         3
            (q)   Restricted Stock Award                                   3
            (r)   Retirement                                               3
            (s)   Service                                                  3
            (t)   Shares                                                   3
            (u)   Termination of Service                                   3
Section  3.       Administration                                           3
Section  4.       Shares Subject to the Plan                               4
Section  5.       Eligibility                                              5
Section  6.       Stock Options                                            5
Section  7.       Restricted Stock                                         8
Section  8.       Termination of Employment                                8
Section  9.       Change in Control                                        9
Section 10.       Amendments to and Termination of the Plan                10
Section 11.       General Provisions                                       10
Section 12.       Effective Date of the Plan                               13


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                          PANAMERICAN BEVERAGES, INC.
                             EQUITY INCENTIVE PLAN


     Section 1. Background and Purpose. Panamerican Beverages, Inc. (the "Company") is organized under the laws of the Republic of Panama. The Company is also a publicly-reporting company in the United States and its Class A Common Stock, $0.01 par value per share, is listed on the New York Stock Exchange (the "NYSE") and is registered and traded in accordance with the U.S. federal securities laws and the rules and regulations promulgated by the United States Securities and Exchange Commission (the "SEC"). At the time of adoption of the Plan, the Company was a "foreign private issuer" as defined in Rule 3b-4 of the United States Securities Exchange Acts of 1934, as amended (the "Exchange Act").

          The purpose of the Panamerican Beverages, Inc. Equity Incentive Plan (the "Plan") is to (i) encourage participating Employees of the Company and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company; (ii) to generate increased incentive to contribute to the Company's future success, thus enhancing the value of the Company for the benefit of its stockholders, and (iii) to enhance the ability of the Company and its Affiliates to attract and retain talented, highly competent individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

     Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

          (b) "Award" shall mean any Option or Restricted Stock Award relating to Shares granted pursuant to the provision of the Plan.

          (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder and signed by both a representative of the Company designated by the Committee and the Participant.


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          (d)  "Board" shall mean the Board of Directors of the Company

          (e) "Code" shall mean the Internal Revenue Code of 1986 of the United States of America, as amended from time to time.

          (f) "Committee" shall mean the Compensation Committee of the Board of Directors, consisting of at least two members of the Board of Directors all of whom are considered "non-employee directors" as such term is defined in Rule 16b-3(b)(3) promulgated under the Exchange Act.

          (g) "Common Stock" shall mean the Class A Common Stock, $.01 par value per share, of the Company.

          (h) "Disability" shall mean a physical or mental condition that prevents a Participant from performing his or her normal duties of employment. If the Participant makes application for or is otherwise eligible for disability benefits under a long-term disability program sponsored by the Company or an Affiliate, and qualifies for such benefits, the Participant shall be presumed to qualify as totally and permanently disabled for purposes of the Plan. If the Participant is not covered by a Company-sponsored long-term disability program, the Participant shall be presumed to be totally and permanently disabled for purposes of the Plan if the Committee and the Board of Directors of the Company so determines following its review of a medical opinion by a physician acceptable to the Committee stating that the Participant is unable to continue to perform his or her normal duties of employment due to a physical or mental condition.

          (i) "Early Retirement" shall mean a Participant's voluntary Termination of Service after reaching age 55 and having at least ten (10) years of Service (not necessarily continuous) as of the date of Termination of Service.

          (j) "Employee" shall mean any employee of the Company or of any Affiliate.

          (k) "Fair Market Value" with respect to the Common Stock shall mean if the Common Stock is listed on the New York Stock Exchange, the closing price of the Common Stock on the date on which such Fair Market Value is determined as reported on the consolidated tape of New York Stock Exchange issues or, if there shall be no trades on such date, on the nearest preceding such date: (ii) if the Common Stock is not then listed for trading on the New York Stock Exchange, the closing price on any major exchange, as determined by the Committee, on which the Common Stock is listed for trading on the date on which such Fair Market Value is determined or, if there shall be no trades on such date, on the date nearest preceding such date: and (iii) if the Common Stock is not listed for trading on a major exchange, such value as the Committee, in its sole discretion, may determine.


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          (l)  "Incentive Stock Option" shall mean an Option granted under
Section 6 of this Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (m)  "Nonqualified Stock Option" shall mean an Option granted under
Section 6 of this Plan that is not intended to be an Incentive Stock Option.

          (n) "Option" or "Stock Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices during such period or periods as the Committee shall determine in accordance with the provisions of Section 6 of the Plan.

          (o) "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

          (p) "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such shares and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (q) "Restricted Stock Award" shall mean an Award of Restricted Stock granted under Section 7 of this Plan.

          (r) "Retirement" shall mean a Participant's voluntary Termination of Service after reaching age 65 and having at least ten (10) years of Service (not necessarily continuous) as of the date of Termination of Service.

          (s) "Service" shall mean substantially full-time employment (whether active or on an authorized leave of absence) with the Company or an Affiliate.

          (t)  "Shares" shall mean shares of Common Stock of the Company.

          (u) "Termination of Service" shall mean a Participant's voluntary Termination of Service after reaching age from the Company or an Affiliate for any reason, whether voluntary or involuntary, including death, Disability or Retirement.

     Section 3. Administration. The Plan shall be administered by the Committee, none of whose members shall be eligible to receive an Award under the Plan. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employee of the Company and its Affiliates to whom Awards may from time to time be granted hereunder;


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(ii) determine the type or types of Awards to be granted to each
Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder;
(v) determine the Fair Market Value of the Common Stock for purpose of the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be canceled or surrendered; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan, (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (ix) determine whether an employer of a proposed Participant is an "Affiliate" as defined in the Plan; (x) establish vesting restrictions pursuant to Section 6(c) of the Plan;
(xi) determine whether a Participant is Disabled; (xii) appoint officers of the Company to enter into, execute and deliver on behalf of the Company one or more Award Agreements contemplated by the Plan; and (xiii) make any other determination and take any action that the Committee deems necessary or desirable for administration of the Plan.

          A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. The interpretation and construction by the Committee of any provision of the Plan and of any Award granted hereunder shall be final and binding on all parties including the Company, any Participant, any stockholder of the Company, and any Employee. No member of the Committee shall be liable for any action or determination made in good faith with the respect to the Plan or any Award.

     Section 4.  Shares Subject to the Plan.

          (a)  Total Number.  Subject to adjustment as provided for in this
Section 4, the total number of Shares available for grant under the Plan shall be 14,200,000 Shares. Any Shares as issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. No Individual shall receive in any calendar year a grant or grants of options for an amount of Shares in excess of 200,000.

         (b)   Reduction of Available Shares.

                    (i) The grant of an Option or Restricted Stock Award will
               reduce the Shares available for grant by the number of Shares subject to such Award.

                    (ii) Any Shares issued by the Company through the
               assumption or substitution of outstanding grants from an acquired company shall not reduce the number of Shares available for grant under the Plan.


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         (c)   Increase of Available Shares.

                    (i) The lapse, cancellation, or other termination of an
               Option that has not been fully exercised shall increase the Shares available for grant under the Plan by the number of Shares that have not been issued upon exercise of such Option.
               (ii) Any Restricted Shares forfeited by a Participant shall increase the Share as available for grant by the number of shares so forfeited.

         (d) Other Adjustments. The total number of Shares available for Awards under the Plan or which may be allocated to any one Participant, the number of Shares subject to outstanding Options, the exercise price for such Options, and the number of outstanding Shares of Restricted Stock shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a reverse stock split or any other event that results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. For purposes of this Section, conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award. In the event of a merger or consolidation of the Company or tender offer for Shares, the Committee may make such adjustments with respect to Awards under the Plan and take such other action as it deems necessary or appropriate to reflect or to anticipate such merger, consolidation, or tender offer including, without limitation, the substitution of new Awards, the termination or adjustment of outstanding Awards, the acceleration of Awards, or the removal of restrictions on outstanding Awards.

     Section 5. Eligibility. Any Employee, excluding any member of the Committee, shall be eligible to be selected as Participant.

     Section 6. Stock Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with provisions of the Plan, as the Committee shall deem desirable:

          (a) Exercise Price. The purchase price per Share purchasable under an Option shall be not less than 100% of the Fair Market Value of the share


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on the date of grant of the Option, except that Options granted within six months of the date of the Company's initial public offering may, at the discretion of the Committee, be purchased at the closing price of the Shares as of the initial trading day of such Shares.

          (b) Lapse of Options. An Option shall lapse on the earliest of the following events except as provided for the Section 8 of this Plan:

               (i) The tenth anniversary of the date of grant of the Option;

               (ii) The third anniversary of the Participant's death, Disability, Early Retirement or Retirement;

               (iii) Ninety (90) days following a participant's
          Termination of Service for any reason other than death, Disability, Early Retirement or Retirement;

               (iv) On the date provided for in Section 9 for a transaction described in that Section;

               (v) On the date a participant files or has filed against him or her a petition of bankruptcy;

               (vi) The expiration date specified in the Participant's Award Agreement.

          (c) Vesting Restrictions. A Participant may not exercise his or her Option for any Shares until the Option in regard to such Shares has vested. Vesting restrictions applicable to each Option shall be established by the Committee in its sole discretion and set forth in the applicable Award Agreement. Notwithstanding such vesting restrictions, a Participant's Option shall become fully vested upon his or her termination of employment due to death, Retirement or Disability or upon the occurrence of a Change in Control as provided in Section 9 of this Plan. In the case of Early Retirement, Options for any Shares will continue vesting pursuant to the terms of the applicable Award Agreement until they lapse, pursuant to Section 6 (b) above.

         (d) Method of Exercise. All or a portion of an Option shall be deemed exercised upon delivery to the Company of all of the following:

               (i) A written notice of exercise specifying the number of Shares to be purchased signed by the Participant or other person then entitled to exercise the Option;

               (ii) Full payment of such Shares either in United States currency or other currency as may be provided for by the Committee and referenced in the Participant's Award Agreement; by certified or cashier's check made payable to the order of the Company; by whole shares of the Company's Common Stock surrendered to the Company (with any such shares valued at their Fair Market Value on the exercise date); or by authorizing the Company to withhold whole Shares then issuable upon exercise of the


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

          Option (again, with any such Shares valued at their Fair Market Value on the exercise date), or any combination thereof;

               (iii) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Exchange Act and any other applicable securities laws or regulations;

               (iv) In the event that the Option shall be exercised by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option;

               (v) Such representations, documents and payments as the Committee, in its sole discretion, deems necessary or advisable to provide for tax withholding.

          (e) Rights as a Shareholder. The holder of an Option granted under the Plan shall have no rights as shareholder of the Company with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividend, ordinary or extraordinary or whether in currency or securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

          (f) Other Provisions. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon the exercise of an Option be in the form of Restricted Stock or other similar securities.

          (g)  Incentive Stock Options:

               (i) 10% Limit. Any Employee who owns Shares possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company shall be ineligible to receive an Incentive Stock Option unless (A) the exercise price of the Shares subject to such Option is at least 110% of the Fair Market Value of such Shares on the date the Option is granted, and (B) such Option by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Paragraph, an Employee shall be considered as owning the stock owned, either directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries, respectively. Stock with respect to which such Employee or any other person holds an option shall be disregarded.

               (ii) $100,000 Limit. The aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant become exercisable for the time by such Participant during any calendar year under the Plan shall not exceed $100,000 or, if different, the maximum limitation in effect under


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          Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

               (iii) Conformance With the Code. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulation promulgated thereunder.

     Section 7.  Restricted Stock.

          (a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, for no cash consideration or for such nominal consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. Any Restricted Stock Award granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve.

          (b) Registration. Any Restricted Stock issue hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect to Shares of Restricted Stock awarded under the Plan such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Promptly after the lapse of such restrictions with respect to any Shares of Restricted Stock, the lapse of such restrictions shall be evidenced in such manner as the Committee shall deem appropriate.

     Section 8. Termination of Employment. The following provisions shall apply to any Award unless the Award Agreement evidencing such Award provides for the expiration of such Award at an earlier date:

          (a) Nonqualified Stock Options. If the Participant's employment with the Company or its Affiliates is terminated for any reason, the Participant's right to exercise any Nonqualified Stock Option shall terminate, and such Option shall expire, as provided for in Section 6(b) of this Plan. The Participant shall have the right to exercise his or her Option prior to such expiration to the extent the Option was exercisable on the date of the Participant's termination of employment, or became exercisable due to death , Disability, Early Retirement or Retirement as provided in Section 6(c) of this Plan, but only to the extent such Option shall not have been previously exercised.

          (b)  Incentive Stock Option.  If the Participant's employment with


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          the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option during the 90 days after his or her termination of employment to the extent such Option was exercisable on the date of the participant's termination, or became exercisable due to death, Disability, Early Retirement or Retirement as provided in Section 6(c) of this Plan, but only to the extent such Option shall not have been previously exercised, and in no event may such Option be exercised, after the date the Option would have expired but for the termination of employment. If the Participant does not exercise such Option to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option will be exercisable during the period set forth in Section 8(a) above if such period would extend beyond
          90 days after such termination of employment; provided that in the event that employment is terminated because of death or the Participant dies in such 90-day period, the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

               (c) Restricted Stock. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock; provided that in the event of a Participant's termination of employment due to death or Disability, all remaining restrictions with respect to such Participant's shares of Restricted Stock shall lapse; and provided that in the event of a Participant's Early Retirement or Retirement or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock

     Section 9.  Change in Control.

          (a) Immediate Vesting. Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control, as defined below, all outstanding Awards shall vest, become immediately exercisable or have all restrictions lifted as may apply to the type of Award.

          (c) Change in Control. A "Change in Control" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than under any employee benefit plan of the Company, and excluding stockholders of the Company who are stockholders of the Company as of the date of adoption of the Plan), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to adoption of the Plan) individuals who at the beginning of such period constitute the Board of Directors,


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and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 9(b)) whose election by the Company's stockholders was recommended by the Board of Directors with a vote of at least three-quarters of the directors still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so recommended, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting shares of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (d) No Restriction on Company Right. The grant of an Award shall not affect or restrict in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     Section 10. Amendments to and Termination of the Plan. The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under a previously granted Award, without the Participant's consent, or that without the approval of shareholders would, except as is provided for in
Section 4(b) of the Plan, increase the total number of Shares reserved for the purpose of the Plan.

         The Committee may amend the terms of any previously granted Award, prospectively or retroactively, but no such amendment shall impair the right of any Participant without his or her consent. The Committee may also substitute new Awards for previously granted Awards, including without limitation previously granted Options having higher exercise prices.

     Section 11.  General Provisions.

          (a) No Assignment. No Award shall be assignable, conveyable, exchangeable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of a Participant with respect to any Award upon the death of the participant. Each Award shall be exercisable, during


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the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

          (b) No Claims. Neither the Plan nor any Award granted pursuant to the Plan shall be construed to give any person the right to remain in the employ of the Company or an Affiliate, or to affect the right of the Company or an Affiliate to terminate such person's Service at any time, with or without a cause. The grant of an Award does not entitle the Participant to, or disqualify the Participant from, participation in any other benefit plan maintained by the Company or any Affiliate except as may be mutually agreed upon in writing by the Participant and the Company.

          (c) Execution of Agreement. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become Participant, or to have any rights with respect to such Award, until and unless such recipient and the Company shall have executed an agreement or other instrument evidencing the Award and the recipient shall have delivered a fully executed copy thereof to the Company and otherwise complied with the then applicable terms and conditions.

          (d) Unusual Events. The Committee shall be authorized to make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

          (e) Compliance Requirements. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission of the United States of America, any regulatory body in another jurisdiction or country with similar powers, any stock exchange upon which the Shares are then listed, and any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver any Shares under the Plan prior to the completion of any registration or qualification of such Shares under any federal or local law, or under any ruling or regulation of any governmental body or national securities exchange that the Committee in its sole discretion shall deem to be necessary or appropriate.


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          (e)  No Other Consideration.  Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Award under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

          (f) Withholding Taxes. In the event the Company or an Affiliate determines that it is required to withhold taxes in connection with the grant or exercise of an Option, the grant of Restricted Stock or the lapse of restrictions on such Restricted Stock, the disposition of Shares acquired pursuant to the Plan, or otherwise, the Participant or any person succeeding to the rights of the Participant, as a condition to such grant, exercise, lapse of restrictions or disposition, may be required to make arrangements satisfactory to the Committee to satisfy such withholding requirement.

          (g) Application of Funds. Any proceeds received by the Company from the sale of Shares pursuant to the exercise of an Option or the sale of Restricted Shares shall be used for general corporate purposes.

          (h) Disavowal of Representation or of Implied Rights. In adopting and maintaining the Plan and granting Award hereunder, neither the Company nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Awards under any tax or securities laws. The Company and each Affiliate expressly disavows the creation of any rights in Employees, Participants or beneficiaries of any obligations on the part of the Company, any Affiliate or the Committee, except as expressly provided for in the Plan.

          (i) Inspection of Records. Copies of the Plan, records reflecting each Participant's Award(s), and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at any reasonable business hour.

          (k) Information to Participants. Each Participant shall be provided with such information regarding the Company as the Committee from time to time deems necessary or appropriate; provided that each Participant shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission of the United States and other securities agencies.

          (l) Approval of Shareholders. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of outstanding shares present and entitled to vote at the first meeting of shareholders of the Company following the adoption of the Plan, and in no event later than one year following the effective date. Prior to such approval, Awards may be granted


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

but shall be forfeited in the event the Plan is not approved by a majority of the Company's shareholders.

          (m) Governing Law. The validity, construction and effect of the Plan and any rules, regulations and agreements relating to the Plan shall be determined in accordance with the laws of the Republic of Panama.

          (n) Conformity With Law. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the plan shall remain in full force and effect.

          Section 12. Effective Date of the Plan. The Plan shall be effective as of November 18,1993 (the "Effective Date"), subject to approval by the Company's stockholders within one year thereafter as provided for in Section 11(l) of this Plan.


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